SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011

USA SYNTHETIC FUEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-54044	13-3995258
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202
(Address of principal executive office)

Registrant's telephone number, including area code: (513) 762-7870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On February 11, 2011, USA Synthetic Fuel Corporation issued a press release regarding the bond placement agreement entered into between RBC Capital Markets, LLC (“RBC”) and Lima Energy Company, a subsidiary of the Company. RBC will act as placement agent for up to $600 million in Taxable Economic Development Revenue Bonds, Series 2011 to be issued by the Ohio Air Quality Development Authority (OAQDA). The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1                Press Release dated February 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: February 17, 2011

USA SYNTHETIC FUEL CORPORATION

By: /S/ Steven C. Vick
Steven C. Vick
President & CEO